Exhibit 32


      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER


                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT FOF 2002



In connection with the Quarterly Report of Tower Group, Inc. (the "Company") on Form 10-Q for the period ending March 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Michael H. Lee, President and Chief Executive Officer of the Company, and Francis M. Colalucci, Senior Vice President, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities and Exchange Act of 1934;
and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





/s/ Michael H. Lee
-------------------------------------
Michael H. Lee
President and Chief Executive Officer

May 5, 2006




/s/ Francis M. Colalucci
-------------------------------------
Francis M. Colalucci
Senior Vice President, Chief Financial Officer and Treasurer

May 5, 2006

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